UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	011-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2026, Randall Wade notified the Board of Directors (the “Board”) of Diversified Energy Company (the “Company”) of his resignation from the Board and the Sustainability and Safety Committee of the Board, effective immediately. Mr. Wade was appointed to the Board pursuant to EIG’s (as defined below) nomination rights as set forth in the Relationship Agreement, as amended and restated on November 13, 2025, by and among the Company, Diversified Energy Company PLC and EIG Management Company, LLC (“EIG”). Mr. Wade’s resignation was the result of EIG and its affiliates’ ownership in the Company falling below the requisite threshold to nominate a director and not the result of any disagreement with the Company, including on any matter relating to its operations, policies or practices.

Item 7.01	Regulation FD Disclosure
On January 23, 2026, the Company issued a press release announcing the resignation of Mr. Wade. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated January 23, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

January 26, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary